Exhibit 10.6

IRIS INTERNATIONAL, INC.

Amended and Restated 1998 Stock Option Plan

1. PURPOSES OF THE PLAN. The purposes of this 1998 Stock Option Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options or Purchase Rights, as determined by the Administrator at the time of grant.

2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) “ADMINISTRATOR” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “AWARD” means an Option or Purchase Right.

(c) “APPLICABLE LAWS” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

(d) “BOARD” means the Board of Directors of the Company.

(e) “CODE” means the Internal Revenue Code of 1986, as amended.

(f) “COMMITTEE” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(g) “COMMON STOCK” means the common stock, $.01 par value, of the Company.

(h) “COMPANY” means IRIS International, Inc.

(i) “CONSULTANT” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and provided further that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(j) “CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

(k) “DIRECTOR” means a member of the Board.

(l) “DISABILITY” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(m) “EMPLOYEE” means any person, including Officers and Directors employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(n) “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

(o) “FAIR MARKET VALUE” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street journal or such other source as the Administrator deems reliable;

(iii) In the absence of any established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(p) “INCENTIVE STOCK OPTION” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(q) “NONSTATUTORY STOCK OPTION” means an Option not intended to qualify as an Incentive Stock Option.

(r) “NOTICE OF GRANT” means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(s) “OFFICER” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “OPTION” means a stock option granted pursuant to the Plan.

(u) “OPTION AGREEMENT” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(v) “OPTION EXCHANGE PROGRAM” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(w) “OPTIONED STOCK” means the Common Stock subject to an Option.

(x) “OPTIONEE” means an Employee, Director or Consultant who holds an outstanding Option.

(y) “PARENT” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “PARTICIPANT” means any Employee, Director or Consultant selected by the Administrator to receive Awards.

(aa) “PLAN” means this Amended and Restated 1998 Stock Option Plan, as amended from time to time.

(bb) “PURCHASE RIGHT” means the right to purchase Shares granted pursuant to Section 11.

(cc) “RULE 16B-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(dd) “SECTION 162(m)” means Section 162(m) of the Code and the regulations thereunder, as amended.

(ee) “SHARE” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ff) “SUBSIDIARY” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(gg) “TERMINATION EVENT” means (i) any use or disclosure by an Optionee of confidential information or trade secrets of the Company or any Parent or Subsidiary in violation of any confidentiality or nondisclosure agreement by which the Optionee is bound, or (ii) the termination of Optionee’s Continuous Status as an Employee or Consultant for cause as defined pursuant to applicable law, as a result of a breach of Optionee’s employment or consulting agreement, as a result of theft, fraud or embezzlement, or as a result of any disclosure or use of confidential information or trade secrets described in part (i) of this paragraph.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be issued pursuant to Awards granted under the Plan is Four Million Two Hundred Thousand (4,200,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Purchase Right, such Shares shall not become available for future grant under the Plan.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

4. ADMINISTRATION OF THE PLAN.

(a) PROCEDURE.

(i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(b). With respect to Awards granted to Directors or to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall consist of “Non-Employee Directors” within the meaning of Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the requirements for grants under the Plan to be exempt acquisitions under Rule 16b-3.

(iii) ADMINISTRATION WITH RESPECT TO COVERED EMPLOYEES SUBJECT TO SECTION 162(M) OF THE CODE. With respect to Awards granted to Employees who are also “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder, as amended, the Plan shall be administered by a committee designated by the Board to administer the Plan, which committee shall be constituted to satisfy the requirements applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules applicable to Awards intended to qualify as “performance-based compensation” under Section 162(m).

(iv) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Awards granted to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

(b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii) to select the Directors, Consultants and Employees to whom Awards may be granted hereunder;

(iii) to determine whether and to what extent Awards are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(viii) to construe and interpret the terms of the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan;

(x) to modify or amend each Award (subject to Section 15(c) of the Plan);

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to institute an Option Exchange Program;

(xiii) to determine the terms and restrictions applicable to Award; and

(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) EFFECT OF ADMINISTRATOR’S DECISION. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. ELIGIBILITY. Nonstatutory Options may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. Purchase Rights may be granted to Directors, Employees and Consultants. If otherwise eligible, a Director, Employee or Consultant who has been granted an Award may be granted additional Award.

6. LIMITATIONS ON OPTIONS.

(a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

(i) of Shares subject to an Optionee’s incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

(c) No Officer shall be granted in any fiscal year of the Company Options to purchase more than Three Hundred Thousand (300,000) Shares. The foregoing limitation set forth in this Section 6(c) is intended to satisfy the requirements applicable to Options intended to qualify as “performance-based compensation” (within the meaning of Section 162(m)). In the event the Administrator determines that such limitation is not required to qualify Options as performance-based compensation, the Administrator may modify or eliminate such limitation.

7. TERM OF THE PLAN. The Plan shall become effective upon its adoption by the Board and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

9. OPTION EXERCISE PRICE AND CONSIDERATION.

(a) EXERCISE PRICE. The price per share exercise price for the Share to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined in the discretion of the Committee, and may be more or less than the Fair Market Value per Share on the date of grant.

(b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

(c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) if permitted by the Administrator, in its sole discretion, a promissory note made by the Optionee in favor of the Company;

(iii) if permitted by the Administrator, in its sole discretion, other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Optionee’s broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Administrator and Applicable Laws.

10. EXERCISE OF OPTION.

(a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to Section 13, the Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) ACCELERATED TERMINATION OF OPTION TERM. Notwithstanding anything to the contrary contained in the Plan, an Optionee’s Options under the Plan shall terminate and cease to be exercisable immediately upon the occurrence of a Termination Event with respect to such Optionee.

(c) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event that an Optionee’s Continuous Status as an Employee or Consultant terminates (other than upon the Optionee’s death or Disability or as a result of a Termination Event), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) DISABILITY OF OPTIONEE. In the event that an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11. TERMS AND CONDITIONS OF PURCHASE RIGHTS

(a) STOCK PURCHASE AGREEMENT. Each Purchase Right granted under the Plan shall be evidenced by a Stock Purchase Agreement between the Participant and the Company, which shall specify, among things, the purchase price for the Shares and the schedule for vesting of such Shares based on the Participant’s Continuous Service as an Employee or Consultant (a “STOCK PURCHASE AGREEMENT”). Such Purchase Right shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Participant within thirty (30) days after the grant of such right was communicated to the Participant by the Company.

(c) PURCHASE PRICE. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased, which, with respect to Purchase Rights, shall be determined in the sole discretion of the Administrator.

(d) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Purchase Right, including the method of payment. Such consideration may consist entirely of:

(i) cash;

(ii) if permitted by the Administrator, in its sole discretion, other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate purchase price of the Shares as to which said Purchase Right shall be exercised;

(iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Participant’s broker, if applicable, shall require to effect an exercise of the Purchase Right and delivery to the Company of the sale or loan proceeds required to pay the purchase price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Administrator and Applicable Laws.

(e) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Participant shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(f) REPURCHASE RIGHT. Each Stock Purchase Agreement may provide that the Company may repurchase the Shares acquired by a Participant pursuant to a Purchase Right as provided in this Section 11(f) (the “REPURCHASE RIGHT”).

(i) Following termination of the Participant’s Continuous Status as an Employee or Consultant, the Repurchase Right shall be exercisable with respect to all Shares that have not become vested (in accordance with the schedule set forth in the Stock Purchase Agreement) at a price equal to the original purchase price for such Shares.

(ii) EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant’s Continuous Service as an Employee or Consultant, for cash or for cancellation of indebtedness incurred in purchasing the Shares.

12. NON-TRANSFERABILITY OF AWARDS.

(a) NO TRANSFER. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

(b) DESIGNATION OF BENEFICIARY. An Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the Participant at any time by written notice, subject to the above spousal consent conditions.

(c) EFFECT OF NO DESIGNATION. In the event of the death of the Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such options to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such options to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13. WITHHOLDING TAXES. Upon (i) the disposition by an Optionee of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two years of the granting of such Incentive Stock Option or within one year after exercise of such Incentive Stock Option, or (ii) the exercise of a Nonstatutory Stock Option, the Company shall have the right to require such Optionee to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares of Common Stock.

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

(a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares of securities of the Company through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Awards may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Awards which have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Awards shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Awards but with a corresponding adjustment in the price for each share or other unit of any security covered by the Award. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

(b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award had not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Administrator and give each Participant the right to exercise his or her Award as to all or any part of the underlying Shares, including Shares as to which the Option would not otherwise be exercisable.

(c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company or a similar event that the Administrator determines, in its discretion, would materially alter the structure of the Company or its ownership, the Administrator, upon 30 days prior written notice to the Participants, may, in its discretion, do one or more of the following: (i) shorten the period during which Awards are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an Award is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel Awards upon payment to the Participants in cash, with respect to each Award to the extent then exercisable (including any Options as to which the exercise has been accelerated as contemplated in clause (ii) above), of an amount equal to the excess of the Fair Market Value of the number of Shares as to which the Award is then exercisable (at the effective time of the merger, reorganization, sale of other event) over the aggregate exercise or purchase price with respect to such Shares. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement or Stock Purchase Agreement.

15. DATE OF GRANT. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator; provided, however, the date of grant of an Award shall be, for all purposes, no earlier than the date on which the Optionee commences employment with the Company. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

(a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter or suspend or terminate the Plan.

(b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of the Plan and any amendment if and to the extent necessary under Applicable Law or the rules of any exchange or quotation system on which the Common Stock is then listed or quoted. The Company may voluntarily obtain shareholder approval of the Plan and any amendment if and to the extent the Board determines such approval is desirable, including, without limitation, to qualify for special treatment of option grants under Rule 16b-3 of the Exchange Act, Section 422 of the Code or Section 162(m) of the Code.

(c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of a Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

16. CONDITIONS UPON ISSUANCE OF SHARES.

(a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by Applicable Law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(b) INVESTMENT REPRESENTATION. As a condition to the exercise of an Option or Purchase Right, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell, transfer or distribute such Shares.

17. LIABILITY OF COMPANY.

(a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) GRANTS EXCEEDING ALLOTTED SHARES. If the Shares covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

(c) RIGHTS OF PARTICIPANTS AND BENEFICIARIES. The Company shall pay all amounts payable hereunder only to the Participant or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any Participant or his or her beneficiaries, and rights to Shares or cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. GOVERNING LAW. The Plan shall be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).